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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 1998

                             THE EQUITABLE COMPANIES
                                  INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           COMMISSION FILE NO. 1-11166
                           ---------------------------



             Delaware                                                 13-3623351

(State or other jurisdiction of Incorporation) (IRS Employer Identification No.)

              1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (Address of principal executive offices)


Registrant's telephone number, including area code:               (212) 554-1234

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Item 7:  Financial Statements and Exhibits.

         (c)      Exhibits

         The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-45415) of The Equitable Companies Incorporated (the "Company"), EQ Capital Trust I, EQ Capital Trust II, EQ Capital Trust III and EQ Capital Trust IV and Amendment No. 1 thereto (as so amended, the "Registration Statement") and the prospectus included therein as supplemented by the Prospectus Supplement, dated April 1, 1998 (as so supplemented, the "Prospectus"). The Registration Statement and the Prospectus relate to the offering by the Company of $250,000,000 aggregate principal amount of its 6 1/2% Senior Notes due 2008 (the "Senior Notes") and $350,000,000 aggregate principal amount of its 7% Senior Debentures due 2028 (the "Senior Debentures").


Exhibit     Description
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
1.1(a)     Underwriting Agreement for Debt Securities, dated April 1, 1998.

1.1(b)     Pricing Agreement, dated April 1, 1998, among the Company,
           Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs
           & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon
           Brothers Inc, Bear Stearns & Co. Inc., Chase Securities Inc. and
           J.P. Morgan Securities Inc.

4.18(a)    Fourth Supplemental Indenture, dated April 1, 1998, from The
           Equitable Companies Incorporated to The Chase Manhattan Bank
           (formerly known as Chemical Bank), as Trustee.

4.18(b)    Form of global Senior Note (contained in Exhibit 4.18(a) above).

4.18(c)    Form of global Senior Debenture (contained in Exhibit 4.18(a) above).

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE EQUITABLE COMPANIES INCORPORATED

Date:        April 7, 1998            By: /s/ Kevin R. Byrne
                                          ---------------------------
                                      Name:  Kevin R. Byrne
                                      Title: Senior Vice President and Treasurer


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                                  Exhibit Index


Exhibit                                                                     Page
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
1.1(a)     Underwriting Agreement for Debt Securities, dated April 1, 1998.

1.1(b)     Pricing Agreement, dated April 1, 1998, among the Company,
           Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs
           & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon
           Brothers Inc, Bear Stearns & Co. Inc., Chase Securities Inc. and
           J.P. Morgan Securities Inc.

4.18(a)    Fourth Supplemental Indenture, dated April 1, 1998, from The
           Equitable Companies Incorporated to The Chase Manhattan Bank
           (formerly known as Chemical Bank), as Trustee.

4.18(b)    Form of global Senior Note (contained in Exhibit 4.18(a) above).

4.18(c)    Form of global Senior Debenture (contained in Exhibit 4.18(a) above).
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